Exhibit 10.4

EXECUTION VERSION

FIRST AMENDMENT TO

ASSET PURCHASE AGREEMENT

This FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this “Amendment”) is entered into as of May 21, 2018 by and among Red Lion Hotels Franchising, Inc., a Washington corporation (“RL Franchising”), Red Lion Hotels Canada Franchising, Inc., a Washington corporation (“RL Canada” and, together with RL Franchising, the “Buyer”), Thirty-Eight Street, Inc., a Florida corporation (“TESI”), VHGI, Inc. (f/k/a Vantage Hospitality Group, Inc., a Florida corporation (“Vantage”), Vantage Franchising, Inc., a Florida corporation (“VFI”), Vantage Franchising (Canada) Inc., a British Columbia, Canada corporation (“VFCI”), Vantage Hospitality (Canada) Inc., a British Columbia, Canada corporation (“VHCI”), LHINDI, Inc.), a Florida corporation (“LHINDI”), Van Asia (Korea) Ltd., a Hong Kong corporation (“VAKL”), and Van Asia, Ltd., a Hong Kong corporation (“VAL” and, together with TESI, Vantage, VFI, VFCI, VHCI, LHINDI and VAKL, the “Sellers”).

BACKGROUND

WHEREAS, the Buyer and the Sellers entered into that certain Asset Purchase Agreement, dated as of September 13, 2016 (the “Purchase Agreement”), pursuant to which, among other things, the Sellers sold to the Buyer, and the Buyer purchased from the Sellers, the Purchased Assets;

WHEREAS, Roger J. Bloss (“Bloss”) and Bernard T. Moyle (“Moyle”) acknowledged and agreed to the Purchase Agreement for the purposes of Section 6.7 and 6.19 thereof;

WHEREAS, Section 6.7 of the Purchase Agreement imposes restrictive covenants relating to non-competition and non-solicitation (the “Restrictive Covenants”) on the Sellers, Bloss and Moyle;

WHEREAS, the parties hereto desire to amend the Restrictive Covenants as they apply to Bloss and Moyle; and

WHEREAS, Section 10.9 of the Purchase Agreement provides that the Purchase Agreement can be amended by an agreement in writing signed by each party thereto.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby consent and agree as follows:

1. Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings given to such terms in the Purchase Agreement.

2. Purchase Agreement Amendment.

(a) Article I of the Purchase Agreement is hereby amended as follows:

(i) to add the following defined term:

“Restricted Period” shall mean, with respect to the Sellers, Bloss and Moyle, a period commencing on the Closing Date and expiring on December 31, 2020.

(ii) to amend and restate the following defined term:

“Restricted Business” shall mean (1) acting as or on behalf of a franchisor or brand owner of hotels in the Territory or (2) pursuing any franchise or brand membership opportunities in the Territory.

(b) Section 6.7(a) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(a) During the Restricted Period, neither any Seller nor Moyle or Bloss (each, a “Restricted Party” and, collectively, the “Restricted Parties”) shall directly or indirectly, (i) engage in or assist others in engaging in the Restricted Business in the Territory; (ii) have an interest in any Person that engages directly or indirectly in the Restricted Business in the Territory in any capacity, including as a partner, shareholder, member, employee, principal, agent, trustee or consultant; or (iii) cause, induce or solicit any material actual or prospective franchise, supplier or licensor of the Business (including any existing or former franchise of any Seller and any Person that becomes a franchise of the Business after the Closing), or any other Person who has a material business relationship with the Business, to terminate or adversely modify any such actual or prospective relationship. Notwithstanding the foregoing, (i) the Sellers or Moyle or Bloss may own, directly or indirectly, solely as an investment, securities of any Person if such Seller, directly or indirectly, owns five percent (5%) or less of any class of securities of such Person and (ii) as set forth on Schedule 6.7(a). The parties hereto acknowledge that TESI, Cal-Vegas, Ltd. and their respective Affiliated entities have and will continue to develop, own and/or manage hotel properties and provide services typical of such businesses; provided, however, that such entities shall not engage in the Restricted Business during the Restricted Period. During the Restricted Period, each Restricted Party will promptly notify Buyer in the event that it pursues (which for this purpose will not include merely assessing) any hotel acquisition, development, management or operating opportunities in the Territory.”

3. Effect of Amendment; Miscellaneous. Except as specifically modified hereby, all of the terms and provisions of the Purchase Agreement shall remain in full force and effect, without modification or limitation. This Amendment shall be governed by all of the provisions of the Purchase Agreement, unless the context otherwise requires, including, without limitation, all provisions concerning construction, interpretation, enforcement and governing law. For purposes of the Purchase Agreement the term “Agreement” shall be deemed to mean the Purchase Agreement, as amended by this Amendment.

4. Counterparts; Electronic Delivery . This Amendment may be executed in one or more counterparts, each of which shall be an original, and all of which together shall constitute one agreement between the parties. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail in portable document format (.pdf) shall have the same effect as delivery of an executed original of this Amendment.

SIGNATURE PAGES FOLLOW

IN WITNESS WHEREOF, each of the parties hereto have executed this Amendment as of the date first written above.

RED LION HOTELS FRANCHISING, INC.

By:
Name: Thomas L. McKeirnan
Title: Executive Vice President, General Counsel

RED LION HOTELS CANADA FRANCHISING, INC.

By:
Name: Thomas L. McKeirnan Title: Executive Vice President, General Counsel

SIGNATURE PAGE TO FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

THIRTY-EIGHT STREET, INC.

By:
Name: Roger J. Bloss Title: President and CEO

VJGI, INC. (f/k/a Vantage Hospitality Group, Inc.)

By:
Name: Roger J. Bloss Title: President and CEO

VANTAGE FRANCHISING, INC.

By:
Name: Roger J. Bloss Title: President

VANTAGE FRANCHISING (CANADA) INC.

By:
Name: Roger J. Bloss Title: President and CEO

VANTAGE HOSPITALITY (CANADA) INC.

By:
Name: Roger J. Bloss Title: President and CEO

LHINDI, INC.

By:
Name: Roger J. Bloss Title: President

SIGNATURE PAGE TO FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

VAN ASIA (KOREA) LTD.

By:
Name: Roger J. Bloss Title: President

VAN ASIA, LTD.

By:
Name: Roger J. Bloss Title: President

SIGNATURE PAGE TO FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

Acknowledged and agreed:

BLOSS:

Roger J. Bloss

MOYLE:

Bernard T. Moyle

SIGNATURE PAGE TO FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT